UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2005

                             AccuPoll Holding Corp.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Nevada                        000-32849                   11-2751630
      ------                        ---------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)

           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           ----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 6, 2005, AccuPoll Holding Corp. (the "Company") entered into agreements increasing the principal amount of certain 8% convertible promissory notes due August 25, 2006 issued to Dennis Vadura, current Chairman of the Board and Chief Technology Officer and former Chief Executive Officer of the Company, and Frank J. Wiebe, a current director, Chief Operating Officer, Secretary and Treasurer and former President of the Company. The amendments to the 8% convertible promissory notes reflect additional loans extended to the Company in the amount of $102,500 from Mr. Vadura and in the amount of $52,500 from Mr. Wiebe. The current principal amounts of the 8% convertible promissory notes are $442,500 and $114,973, respectively, for Messrs. Vadura and Wiebe. Management of the Company believes the terms of the 8% convertible promissory notes, as amended, and the underlying loans from Messrs. Vadura and Wiebe, are at least as favorable as could be obtained from unrelated third parties.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit
Number                                  Description
--------       -----------------------------------------------------------------

4.1 8% Convertible Promissory Note due August 25, 2006 issued to Frank J. Wiebe (Incorporated by reference to Form 8-K filed August 26, 2005).

4.2 Amendment No. 1 to 8% Convertible Promissory Note due August 25, 2006 issued to Frank J. Wiebe.

4.3 8% Convertible Promissory Note due August 25, 2006 issued to Dennis Vadura (Incorporated by reference to Form 8-K filed August 26, 2005).

4.4 Amendment No. 1 to 8% Convertible Promissory Note due August 25, 2006 issued to Dennis Vadura.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Accupoll Holding Corp.


Date: September 7, 2005                       /s/ William E. Nixon
                                              ------------------------
                                              William E. Nixon
                                              Chief Executive Officer











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